UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2022

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 207-878-2770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	ICCC	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2022 Annual Meeting of Stockholders of the Company was held by remote communication in the form of both a dial-in conference call and an audio webcast rather than an in-person event on Wednesday, June 15, 2022, at 3:00 p.m. Eastern Time, for the following purposes:

1.	To elect to one-year terms as Directors of the Company the nominees listed in the Company’s Proxy Statement dated April 28, 2022.

2.	To approve a nonbinding advisory resolution on the Company’s executive compensation program.

3.	To approve a nonbinding advisory vote on the frequency of future nonbinding advisory votes on the Company’s executive compensation program.

4.	To act on a proposal to approve an amendment to the Company’s 2017 Stock Option and Incentive Plan, increasing the number of shares of the Company’s common stock reserved for issuance under such plan from 300,000 shares to 650,000 shares.

5.	To approve a nonbinding advisory vote on whether to amend the Company’s Common Stock Rights Plan extending its expiration date by one year to September 19, 2023.

6.	To ratify the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2022.

At the Annual Meeting, there were present in person or by proxy 5,812,905 shares of the Company’s common stock, representing more than 75% of the total outstanding eligible votes. The final voting results for each proposal are as follows:

1.	To elect to one-year terms as Directors of the Company the nominees listed in the Company’s Proxy Statement dated April 28, 2022:

	For	Withheld	Broker Non-votes
Gloria J. Basse	3,474,664	16,178	2,322,063
Michael F. Brigham	3,475,913	14,929	2,322,063
Bobbi Jo Brockmann	3,471,875	18,967	2,322,063
David S. Cunningham	3,407,483	83,359	2,322,063
Steven T. Rosgen	3,475,671	15,171	2,322,063
David S. Tomsche	3,396,670	94,172	2,322,063
Paul R. Wainman	3,452,089	38,753	2,322,063

On the basis of this vote, each of the seven nominees was elected to a one-year term as a Director of the Company.

2.	To approve a nonbinding advisory resolution on the Company’s executive compensation program:

For	Against	Abstain	Broker Non-votes
3,168,010	34,636	288,196	2,322,063

54% of the shares voting at this meeting in person or by proxy voted in favor. On the basis of this vote, the nonbinding advisory resolution on the Company’s executive compensation program was approved.

3.	To approve a nonbinding advisory vote on the frequency of future nonbinding advisory votes on the Company’s executive compensation program:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-votes
3,252,357	15,857	23,207	199,421	2,322,063

56% of the shares voting at this meeting in person or by proxy voted in favor of every year. On the basis of this vote, the nonbinding advisory vote to approve a nonbinding advisory vote on the Company’s executive compensation program every year received a plurality of the votes and was approved. In light of this vote, the Company intends to include a stockholder vote on the compensation of executives in its proxy materials each year at least until the next nonbinding advisory vote on the frequency of shareholder votes on the compensation of executives.

4.	To approve an amendment to the Company’s 2017 Stock Option and Incentive Plan, increasing the number of shares of the Company’s common stock reserved for issuance under such plan from 300,000 shares to 650,000 shares:

For	Against	Abstain	Broker Non-votes
3,148,870	325,693	16,279	2,322,063

54% of the shares voting at this meeting in person or by proxy voted in favor. On the basis of this vote, the amendment to the Company’s 2017 Stock Option and Incentive Plan, increasing the number of shares of the Company’s common stock reserved for issuance under such plan from 300,000 shares to 650,000 shares, was approved.

5.	To approve a nonbinding advisory vote on whether to amend the Company’s Common Stock Rights Plan extending its expiration by one year to September 19, 2023:

For	Against	Abstain	Broker Non-votes
2,282,818	1,104,369	103,655	2,322,063

39% of the shares voting at this meeting in person or by proxy voted in favor. On the basis of this vote, the nonbinding advisory resolution regarding the Company’s Common Stock Rights Plan was not approved. However, since the approval of Proposal Five requires the approval of the holders of a majority of the shares of the Company’s common stock represented at the meeting, abstentions, broker non-votes and votes against have the effect of a negative vote. Recognizing that there might be a substantial number of broker non-votes, the Company’s Board of Directors, which has the authority to amend the Common Stock Rights Plan, stated in the Company’s Proxy Statement that it intends to be guided by the votes actually cast on this proposal in deciding whether to extend the expiration date of such plan by one year. Of the votes actually cast on this proposal, 65% voted in favor, 32% voted against and 3% abstained. On the basis of this vote, the Company’s Board of Directors voted to extend the Common Stock Rights Plan by one year to September 19, 2023.

6.	To ratify the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2022:

For	Against	Abstain	Broker Non-votes
5,791,628	14,005	7,272	0

99.6% of the shares voting at this meeting in person or by proxy voted in favor. On the basis of this vote, the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2022 was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2022	IMMUCELL CORPORATION

	By:	/s/ Michael F. Brigham
President, Chief Executive Officer and Principal Financial Officer

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